UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 5, 2001


                                     0-15692
                            (Commission File Number)


                         ------------------------------


                           TOTAL RESEARCH CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                         22-2072212
         --------                                         ----------
     (State of Incorporation)                            (IRS Employer
                                                      Identification Number)


                           Princeton Corporate Center
                               5 Independence Way
                           Princeton, New Jersey 08540
                           ---------------------------
              (Address of registrant's principal executive office)


                                 (609) 520-9100
                         (Registrant's telephone number)


                         ------------------------------

ITEM 5.     Other Events

            On August 5, 2001, Harris Interactive Inc., a Delaware corporation ("Harris Interactive"), Total Merger Sub Inc., a Delaware corporation and newly formed, wholly-owned subsidiary of Harris Interactive ("Merger Sub"), and Total Research Corporation, a Delaware corporation ("Total Research") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, Harris Interactive will acquire Total Research through the merger of Merger Sub with and into Total Research. Under the terms of the Merger Agreement, Harris Interactive will exchange 1.222 shares of Harris Interactive common stock, par value $.001 per share, for each outstanding share of Total Research common stock, par value $.001 per share. The merger is intended to be a tax free exchange. Consummation of the merger is subject to satisfaction or waiver by the parties of certain closing conditions, including the receipt of regulatory approvals, approvals by the stockholders of Harris Interactive and Total Research, respectively, and other customary closing conditions. Stockholders representing approximately 53% of the total outstanding common stock of Harris Interactive and stockholders representing approximately 24% of the total outstanding common stock of Total Research have agreed to vote their shares in favor of the transactions contemplated by the Merger Agreement. The parties intend to consummate the merger during the fourth quarter of the calendar year 2001.

            The foregoing description is qualified in its entirety by reference to (i) the full text of the Merger Agreement which is filed herewith as Exhibit 2.1, (ii) the full text of the form of Voting Agreement entered into by Harris Interactive Inc. and certain stockholders of Total Research Corporation, which is filed herewith as Exhibit 99.2 and (iii) the full text of the form of Voting Agreement entered into by Total Research Corporation and certain stockholders of Harris Interactive Inc., which is filed herewith as Exhibit 99.3. Each of such exhibits is incorporated herein by reference in its entirety.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits.

Exhibit Number                         Title
--------------                         -----

    2.1 Agreement and Plan of Merger by and among Harris Interactive Inc., Total Merger Sub Inc. and Total Research Corporation, dated as of August 5, 2001

    99.2              Form of Total Research Corporation Voting Agreement

    99.3              Form of Harris Interactive Inc. Voting Agreement

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TOTAL RESEARCH CORPORATION


                                    By: /s/ Matthew Kirby
                                       ----------------------------------
                                          Name:  Matthew Kirby
                                          Title: Chief Financial Officer

Dated:  August 13, 2001

                                  Exhibit Index


Exhibit Number                         Title
--------------                         -----

      2.1 Agreement and Plan of Merger by and among Harris Interactive Inc., Total Merger Sub Inc. and Total Research Corporation, dated as of August 5, 2001

      99.2              Form of Total Research Corporation Voting Agreement

      99.3              Form of Harris Interactive Inc. Voting Agreement